PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated December 30, 2013
to Prospectuses dated May 1, 2013

This supplement should be read and retained with the prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

This supplement describes new portfolios, as well as changes to certain other portfolios, of the Advanced Series Trust (“AST”).

New AST Portfolio

AST Bond Portfolio 2025.  Effective on or about January 2, 2014, a variable investment option that invests in this Portfolio will be added to your Annuity.  Please note, however, that the investment option is not available for the allocation of Purchase Payments or for transfers – either incoming or outgoing.  This Portfolio is available only with certain optional living benefits. The inside front cover of the prospectus is hereby amended to include the name of this new Portfolio.

Other Portfolio Changes

All changes described below are effective on or about February 10, 2014.

AST FI Pyramis® Asset Allocation Portfolio.  This Portfolio will restate its underlying mutual fund portfolio annual expenses to reflect the addition of a management fee waiver as shown in the chart below.

AST First Trust Balanced Target Portfolio.   This Portfolio will be changing its name to the AST FI Pyramis® Quantitative Portfolio.  Also, Pyramis Global Advisors, LLC, a Fidelity Investments Company, will replace First Trust Advisors L.P. as the subadvisor  to the Portfolio.

AST Goldman Sachs Concentrated Growth Portfolio.  Subject to shareholder approval on or about January 15, 2014, this Portfolio will be merged with the AST Loomis Sayles Large-Cap Growth Portfolio.  All references to the AST Goldman Sachs Concentrated Growth Portfolio and corresponding variable investment option should be disregarded.

AST New Discovery Asset Allocation Portfolio.   This Portfolio will be adding a new subadvisor, Parametric Portfolio Associates LLC to the Portfolio.  Please see the table below titled “Investment Objectives/Policies.”

In conjunction with the changes described above, we have revised the table in the Prospectus entitled “Underlying Mutual Fund Portfolio Annual Expenses” in “Summary of Contract Fees and Charges”.

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Underlying Portfolio	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2025	0.63%	0.05%1	0.10%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST FI Pyramis® Asset Allocation Portfolio	0.82%	0.06%	0.10%	0.00%	0.00%	0.00%	0.98%	0.018%2	0.962%
AST FI Pyramis® Quantitative Portfolio	0.81%	0.02%	0.10%	0.00%	0.00%	0.00%	0.93%	0.093%3	0.837%
AST Loomis Sayles Large-Cap Growth Portfolio	0.87%	0.02%	0.10%	0.00%	0.00%	0.00%	0.99%	0.06%4	0.93%
AST New Discovery Asset Allocation Portfolio	0.83%	0.11%	0.10%	0.00%	0.00%	0.00%	1.04%	0.009%5	1.031%

Pyramis is a registered service mark of FMR LLC. Used under license.

1 The Portfolio will commence operations on or about January 2, 2014. Estimate based in part on assumed average daily net assets of $300 million for the Portfolio for the fiscal period ending December 31, 2014.

2 The Investment Managers have agreed to waive 0.018% of their management fee through June 30, 2015.

3 The Investment Managers have contractually agreed to waive 0.08% of their investment management fee through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund’s Board of Trustees. In addition, the Investment Managers have agreed to waive 0.013% of the management fees through June 30, 2015.

4 The Investment Managers have contractually agreed to waive 0.06% of their investment management fee through June 30, 2014. This arrangement may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.

5 The Investment Managers have contractually agreed to waive 0.009% of their investment management fee through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.

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In the section titled, “Investment Options,” we add the following summary descriptions for all of the Portfolios described above to the Investment Objectives/Policies table as follows:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUBADVISOR(S)
Fixed Income
AST Bond Portfolio 2025: seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. Under normal market conditions, the Portfolio invests at least 80% of its investable assets in bonds. The Portfolio is designed to meet the parameters established to support certain living benefits for variable annuities that mature on December 31, 2025. Please note that you may not make purchase payments and contract owner initiated transfers to this Portfolio, and that this Portfolio is available only with certain living benefits.
Prudential Investment Management, Inc.
Asset Allocation
AST FI Pyramis® Quantitative Portfolio (formerly AST First Trust Balanced Target Portfolio): seeks long-term capital growth balanced by current income. The portfolio invests, under normal circumstances, 65% of its net assets in equities (US and non-US) and 35% of its net assets in fixed income (investment grade and below investment grade). The Portfolio will invest in a mix of actively managed quantitative strategies as well as index exposures. The actively managed underlying components will seek to add value through bottom-up security selection. The subadvisor will also seek to add value through active allocation driven by the portfolio management team’s evolving secular, cyclical and tactical views of the markets.
Pyramis Global Advisors, LLC a Fidelity Investments Company
Large-Cap Growth
AST Loomis Sayles Large-Cap Growth Portfolio: seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective. The Portfolio will pursue its objective by investing primarily in common stocks of large companies that are selected for their growth potential. Large capitalization companies are companies with market capitalizations within the market capitalization range of the Russell 1000® Growth Index. The Portfolio Manager employs a growth style of equity management that seeks to emphasize companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.
Loomis, Sayles & Company, L.P.
Asset Allocation
AST New Discovery Asset Allocation Portfolio: seeks total return. Total return is comprised of capital appreciation and income. Under normal circumstances, approximately 70% of the Portfolio’s assets are allocated to a combination of domestic and international equity strategies and approximately 30% of the Portfolio’s assets are allocated to certain foreign and domestic fixed income investment strategies. A portion of the Portfolio may be invested in below investment grade bonds, commonly known as “junk bonds”.

Bradford & Marzec LLC; Brown Advisory, LLC; C.S. McKee, LP; EARNEST Partners, LLC; Epoch Investment Partners, Inc.; Parametric Portfolio Associates LLC; Security Investors, LLC; Thompson, Siegel & Walmsley LLC

Pyramis is a registered service mark of FMR LLC. Used under license.

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